UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 5, 2005
Date of Report (Date of Earliest Event Reported):

ABAXIS, Inc.
(Exact name of registrant as specified in its charter)

California	000-19720	77-0213001
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3240 Whipple Road Union City, CA 94587
(Address of principal executive offices, including zip code)

(510) 675-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 5, 2005, in accordance with the recommendation of the Compensation Committee (the “Committee”), the Board of Directors of Abaxis, Inc. (the “Company”) approved full acceleration of unvested stock options with an exercise price of $19.12 or greater previously granted under the Abaxis, Inc. 1998 Stock Option Plan held by Company officers and employees.  Options to purchase approximately 144,810 shares of the Company’s common stock, including approximately 126,873 shares held by the Company’s named executive officers, are subject to acceleration effective as of December 5, 2005.  The table below sets forth information regarding accelerated options held by the Company’s named executive officers:

Officer	Per Share Exercise Price	Accelerated Shares

Clinton H. Severson	$21.65	30,209
Alberto R. Santa Ines	$21.65	24,166
Robert B. Milder	$21.65	24,166
Kenneth P. Aron, Ph.D.	$21.65	24,166
Vladimir E. Ostoich, Ph.D.	$21.65	24,166

The Committee also required that, as a condition to the acceleration, each named executive officer agree to refrain from exercising their options until the date on which the exercise would have been permitted under the option’s original terms or, if earlier, the officer’s last day of employment or upon a “change in control” as defined in any termination agreement between the individual option holder and the Company.

The decision to accelerate vesting of these options was made to minimize future compensation expense that the Company would recognize in its financial statements with respect to these options as a result of Financial Accounting Standards Board Statement No. 123 (revised 2004), “Share Based Payment” (SFAS 123R), which becomes effective for the Company’s first quarter of fiscal 2007, commencing on April 1, 2006.  The Company estimates that the aggregate future expense that will be eliminated over the next three fiscal years as a result of the acceleration of the options’ vesting schedule is $1,067,000, of which $935,000 is attributable to options held by executive officers.  The Company will report the avoided future expense in its third quarter fiscal 2005 financial statements as a pro forma disclosure in a footnote, as permitted under the transition guidance provided by the Financial Standards Accounting Board.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Form of Lock-up and Consent

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2005
Abaxis, Inc.

	By:	/s/ Alberto Santa Ines

Alberto Santa Ines
Vice President, Finance and
Chief Financial Officer

Abaxis, Inc.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Form of Lock-up and Consent